UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 3, 2006
Forest City Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-4372	34-0863886

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Terminal Tower, 50 Public Square, Suite 1100, Cleveland, Ohio	44113

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 216-621-6060
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
This Current Report on Form 8-K updates Items 6, 7 and 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2006 to reflect the impact of the retrospective adjustment of the results of operations of properties either disposed of or classified as held for sale as discontinued operations during the period February 1, 2006 through July 31, 2006 in accordance with the Financial Accounting Standards Board’s Statement of Financial Accounting Standards (“SFAS”) No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS” No. 144).
Accordingly, the Company has retrospectively adjusted its consolidated financial statements for the years ended January 31, 2006, 2005 and 2004 to reflect two properties that were disposed of during the six months ended July 31, 2006 that were not clasified as held for sale at January 31, 2006 and two properties that were held for sale at July 31, 2006, that met the criteria to be classified as discontinued operations.
In accordance with SFAS No. 144, the Company has reported the revenues, expenses and gains on disposition from these properties as income from discontinued operations for each period presented in its quarterly reports filed since the property was disposed of or classified as held for sale (including the comparable period of the prior year). The same retrospective adjustment of discontinued operations required by SFAS No. 144 is required for previously issued annual financial statements in the Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, even though those financial statements relate to periods prior to the date of the sale. These adjustments have no effect on the Company’s previously reported net earnings. The Company has not updated any matters in the Form 10-K except to the extent expressly provided above. The Company’s Quarterly Reports on Form 10-Q for the quarters ended April 30, 2006 and July 31, 2006 do not give effect to any reclassification for sales occurring after July 31, 2006.
Set forth in Exhibit 99.1 attached hereto are updated selected consolidated financial statements and selected financial information with respect to the operations of the Company as well as the Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended January 31, 2006.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm
99.1	Updated Item 6. Selected Financial Data; Updated Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Updated Item 8. Financial Statements and Supplementary Data.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forest City Enterprises, Inc.

October 3, 2006	By:	/s/ CHARLES A. RATNER
Name: CHARLES A. RATNER
Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm
99.1	Updated Item 6. Selected Financial Data; Updated Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Updated Item 8. Financial Statements and Supplementary Data.